April 1, 2016

DBX ETF TRUST

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF

Deutsche X-trackers MSCI Australia Hedged Equity ETF

Deutsche X-trackers MSCI Brazil Hedged Equity ETF

Deutsche X-trackers MSCI EAFE Hedged Equity ETF

Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF

Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF

Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF

Deutsche X-trackers MSCI Europe Hedged Equity ETF

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF

Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF

Deutsche X-trackers MSCI Germany Hedged Equity ETF

Deutsche X-trackers MSCI Italy Hedged Equity ETF

Deutsche X-trackers MSCI Japan Hedged Equity ETF

Deutsche X-trackers MSCI Mexico Hedged Equity ETF

Deutsche X-trackers MSCI South Korea Hedged Equity ETF

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF

Deutsche X-trackers MSCI Spain Hedged Equity ETF

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF

Deutsche X-trackers S&P Hedged Global Infrastructure ETF

(the “Funds”)

Supplement to the Funds’ Summary Prospectuses and Statutory Prospectus

dated September 30, 2015, as supplemented

Effective immediately, the information contained in the section of each Fund’s Summary Prospectus and Statutory Prospectus entitled “Management—Portfolio Managers” is hereby deleted and replaced with the following:

Wilcox Chan, Vice President & Director of TDAM and Adnann Syed, Vice President & Director of TDAM, are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of the portfolio manager team. Mr. Syed, previously a member of the portfolio manager team, has been a portfolio manager of the Fund since August 2015 and Mr. Chan has been a portfolio manager of the Fund since March 2016.

Effective immediately, the information contained in the first two paragraphs of the section of the Prospectus entitled “Fund Details—Management—Portfolio Managers” is hereby deleted and replaced with the following:

Wilcox Chan and Adnann Syed (the “Portfolio Managers”) are primarily responsible for the day-to-day management of each Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Wilcox Chan, CFA, CAIA, is a Vice President and Director of TDAM. Mr. Chan joined TDAM in November 2003. Mr. Chan leads the Quantitative & Passive Equity team, including enhanced Canadian and U.S. equity funds and low volatility funds. Previously he was responsible for quantifying the risk associated with TDAM’s products and investment processes, with a primary focus on enhanced equity and alternative investment strategies. Prior to joining TDAM, he was a Senior Manager in the Middle Office for a major Canadian bank for five years, where he performed a variety of risk management duties and analysis for the Foreign Exchange, Precious Metals, Interest Rate, and Equity Derivatives business lines. Prior to pursuing a career in the financial sector, he had spent seven years in the simulation software area for the nuclear power generation industry. Mr. Chan holds a Master of Engineering degree from the University of London, UK. He also attended York University, Toronto where he graduated from the Masters of Business Administration program with a major in Finance. Mr. Chan is a CFA charterholder and a certified Financial Risk Manager (FRM). He also holds the Chartered Alternative Investment Analyst (CAIA) designation.

Please retain this supplement for future reference.